ALGER 25 FUND

c/o Fred Alger Management, LLC

360 Park Avenue South

New York, New York 10010

1-800-992-3863

www.alger.com

Dear Shareholder:

The Board of Trustees for your fund, Alger 25 Fund (the “Fund”), has approved the tax-free reorganization of the Fund into Alger 35 Fund (the “Acquiring Fund”). Fred Alger Management, LLC (“FAM”) is the investment adviser to the Fund and the Acquiring Fund. The Fund and the Acquiring Fund are each a series of The Alger Funds (the “Trust”).

The reorganization of the Fund is expected to occur on or about May 7, 2021 (the “Closing Date”), at which time the Fund will transfer all of its assets to the Acquiring Fund, in exchange solely for Class P shares (to be renamed, on the Closing Date, Class Z shares) of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities. Upon completion of the reorganization, you will no longer be a shareholder of the Fund, but will become a shareholder of the Acquiring Fund. Holders of Class Z shares of the Fund will receive Class P shares (to be renamed, on the Closing Date, Class Z shares) of the Acquiring Fund.

Management of FAM has reviewed the funds in the Alger Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Trust’s Board of Trustees that the Fund be reorganized into the Acquiring Fund.

Management of FAM believes that the reorganization will permit Fund shareholders to pursue substantially identical investment goals in a combined fund that has the same or lower advisory fee and the same net expense ratio. The Acquiring Fund and the Fund have the same investment objective and substantially identical investment management policies. Under normal circumstances, the Acquiring Fund and the Fund invest in a 35-stock portfolio and 25-stock portfolio, respectively, of equity securities of companies of any market capitalization that FAM believes are undergoing Positive Dynamic Change (as defined in the enclosed Prospectus/Information Statement). In addition, Class Z shares of the Acquiring Fund (inception date March 29, 2018) had a better performance record than Class Z shares of the Fund (inception date December 28, 2017) for the one-year and since inception periods ended December 31, 2020.

Management also believes that, as a result of becoming shareholders in a combined fund that has a larger asset size, the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities. As a result, management recommended to the Trust’s Board of Trustees that the Fund be reorganized into the Acquiring Fund.

After careful review, the Trust’s Board of Trustees has approved the reorganization of the Fund. In approving the reorganization, the Trust’s Board of Trustees determined that the reorganization is in the best interests of the Fund and the Acquiring Fund and that the interests of the existing shareholders of the Fund and the Acquiring Fund will not be diluted as a result of the reorganization.

The reorganization of the Fund does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review carefully the enclosed Prospectus/Information Statement, which contains information about the Acquiring Fund and the reorganization of the Fund into the Acquiring Fund.

If you have any questions, please call toll-free at 1-800-992-3863. Thank you.

Sincerely,

Hal Liebes President The Alger Funds

April 5, 2021

REORGANIZATION OF

ALGER 25 FUND

WITH AND INTO

ALGER 35 FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Information Statement containing information you need to know about the reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the reorganization.

WHAT WILL HAPPEN TO MY ALGER 25 FUND INVESTMENT WHEN THE REORGANIZATION OCCURS?

You will become a shareholder of Alger 35 Fund (the “Acquiring Fund”), an open-end investment company managed by Fred Alger Management, LLC (“FAM”), on or about May 7, 2021 (the “Closing Date”), and will no longer be a shareholder of Alger 25 Fund (the “Fund”). In exchange for Class Z shares of the Fund, you will receive Class P shares (to be renamed, on the Closing Date, Class Z shares) of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of The Alger Funds (the “Trust”). After the reorganization, the Acquiring Fund will be the accounting survivor for purposes of the historical performance and financial records of the combined fund.

WHAT ARE THE BENEFITS OF THE REORGANIZATION FOR ME?

The Trust’s Board of Trustees (the “Board”) believes that the reorganization will permit Fund shareholders to pursue substantially identical investment goals in a combined fund that also is managed by FAM and has the same or lower advisory fee and the same net expense ratio. In addition, Class Z shares of the Acquiring Fund (inception date March 29, 2018) had a better performance record than Class Z shares of the Fund (inception date December 28, 2017) for the one-year and since inception periods ended December 31, 2020 (see “Summary—Past Performance” in the Prospectus/Information Statement).

The Acquiring Fund’s Class Z shares had the same total annual expense ratio as Class Z shares of the Fund (after, for Class Z shares of both funds, expense reimbursement arrangements), based on the expenses of each fund as of its most recent fiscal year end. See “Will the Reorganization Result in a Higher Management Fee or Higher Total Fund Expenses?” below and “Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses” in the Prospectus/Information Statement.

The funds are of a similar size, with the Fund having slightly more assets than the Acquiring Fund (the Fund had approximately $22.4 million and the Acquiring Fund had approximately $14.3 million in net assets, as of October 31, 2020). Management believes that by combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and certain operational efficiencies. The reorganization should enable FAM to more efficiently manage the combined fund’s portfolio through various measures, including trade orders and executions, and permit the funds’ service providers—including FAM—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Information Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have the same investment objective and substantially identical investment management policies. Each fund seeks long-term capital appreciation. Under normal circumstances, the Acquiring Fund and the Fund invest in a 35-stock portfolio and 25-stock portfolio, respectively, of equity securities of companies of any market capitalization that FAM believes are undergoing Positive Dynamic Change (as defined below). Equity securities include common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights.

FAM believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.

The Fund and the Acquiring Fund may invest in companies whose securities are traded on domestic or foreign exchanges.

Each fund invests a substantial portion of its assets in a smaller number of issuers. Generally the Fund will own approximately 25 holdings and the Acquiring Fund will own approximately 35 holdings. As a result, each fund is a non-diversified investment company, which means the performance results of any one position may have a greater impact on the fund’s performance. Fund holdings may occasionally differ from these numbers for a variety of reasons, including, among others, because of extreme market volatility, such as when the fund has entered a temporary defensive position. Additionally, a fund may temporarily exceed the stated number of holdings when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.

Each fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.

Each fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology and consumer discretionary sectors.

Given that the Acquiring Fund and the Fund have the same investment objective and substantially identical investment management policies, the risks associated with an investment in the Acquiring Fund and the Fund are substantially identical.

FAM is the investment adviser to the Acquiring Fund and the Fund. Dan C. Chung is the portfolio manager primarily responsible for day-to-day management of the portfolios of each of the Acquiring Fund and the Fund. Mr. Chung is the Chief Executive Officer, Chief Investment Officer and a Portfolio Manager of FAM. Fred Alger & Company, LLC, an affiliate of FAM, distributes the shares of the Acquiring Fund and the Fund. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Information Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder’s tax basis in Fund shares will carry over to the shareholder’s Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder’s Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders. Management currently estimates that portfolio securities representing approximately 54% of the Fund’s net assets may be sold by the Fund before consummation of the reorganization, and that the Fund would recognize approximately $4.2 million in capital gains (approximately $3.10 per share) as a result of the sale of such portfolio securities. The sale of securities may result in the realization of capital gains to the Fund that, to the extent not offset by capital losses, would be distributed to shareholders prior to the Closing Date, and those distributions would be taxable to shareholders who hold shares in taxable accounts. Management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $5,000, such cost to be borne by the Fund. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund, subject to limitations, to utilize the Fund’s capital loss carryforwards, if any. As of October 31, 2020, the Fund’s fiscal year end, the Fund had no capital loss carryforwards.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. The Acquiring Fund will offer you the same shareholder privileges that you currently have as a shareholder of the Fund. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.

WILL THE REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No. The shareholders of each fund have approved the payment to FAM of an advisory fee at the annual rate of 0.45% of the value of the respective fund’s average daily net assets; however, through October 31, 2021, the advisory fee paid by the Acquiring Fund to FAM is the lesser of (i) an annual rate of 0.45% of the value of the Acquiring Fund’s average daily net assets; and (ii) a fulcrum fee consisting of a base fee at an annual rate of 0.55% of the value of the Acquiring Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Acquiring Fund’s Class P-2 shares performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%. In effect, the Acquiring Fund will not pay an advisory fee for the current fiscal year in excess of an annual rate of 0.45% of the value of the Acquiring Fund’s average daily net assets, but may pay an advisory fee at an annual rate as low as 0.30% of the value of the Acquiring Fund’s average daily net assets as a result of a negative performance adjustment. For additional information regarding the fulcrum fee component of the Acquiring Fund’s advisory fee, please refer to the Prospectus/Information Statement.

The Acquiring Fund’s Class Z shares had the same total annual expense ratio as Class Z shares of the Fund (after, for Class Z shares of both funds, expense reimbursement arrangements), based on the expenses of each fund as of its most recent fiscal year end. As to the Fund and the Acquiring Fund, FAM has contractually agreed to limit the Other Expenses of the Fund and the Acquiring Fund so that such expenses never exceed 0.10% of average daily net assets of the respective fund’s Class Z Shares. This commitment is currently expected to remain in place for the life of the funds, can only be amended or terminated by agreement of the Trust’s Board of Trustees and FAM, and will terminate automatically in the event of termination of the Investment Advisory Agreement. This expense reimbursement arrangement does not include dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

FAM and/or its affiliates will pay the expenses directly relating to the reorganization. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the reorganization.

WHY DID THE TRUST’S BOARD APPROVE THE REORGANIZATION?

As a result of a review of the Alger Family of Funds by FAM described above, management of FAM recommended to the Trust’s Board that the Fund be reorganized into the Acquiring Fund.

After considering detailed information about (i) the terms and conditions of the reorganization, (ii) the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund and the comparability of such objectives and policies, (iii) the portfolio management of the funds; (iv) the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund and the anticipated post-reorganization expense ratio of the Acquiring Fund, (v) FAM’s contractual reimbursement arrangements for the Fund and the Acquiring Fund, (vi) the comparative performance of the Fund and the Acquiring Fund, (vii) the relative asset size of each fund; (viii) the agreement by FAM to pay the expenses related to the reorganization; and (ix) the expected tax consequences of the reorganization to each fund’s shareholders, the Trust’s Board of Trustees, including a majority of the Independent Trustees, has determined that participation in the reorganization of the Fund into the Acquiring Fund is in the best interests of the Fund and the Acquiring Fund and that the interests of the existing shareholders of the Fund and the Acquiring Fund will not be diluted as a result of the reorganization. In reaching this conclusion, the Trust’s Board of Trustees considered that reorganizing the Fund into the Acquiring Fund, which also is managed by FAM and has the same investment objective and substantially identical investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue an identical investment objective in a combined fund with substantially identical investment management policies and that has the same or lower advisory fee and the same net expense ratio. In addition, Class Z shares of the Acquiring Fund (inception date March 29, 2018) had a better performance record than Class Z shares of the Fund (inception date December 28, 2017) for the one-year and since inception periods ended December 31, 2020. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies.

WHY IS NO SHAREHOLDER ACTION NECESSARY?

Because the reorganization of the Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended, in accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust, and applicable Massachusetts state and U.S. federal law (including Rule 17a-8), the reorganization may be effected without the approval of shareholders of either fund.

Reorganization of

ALGER 25 FUND

(A Series of The Alger Funds)

With and Into

ALGER 35 FUND

(A Series of The Alger Funds)

PROSPECTUS/INFORMATION STATEMENT

April 2, 2021

This Prospectus/Information Statement is being furnished to you by the Board of Trustees of The Alger Funds (the “Trust”) because you are a shareholder of Alger 25 Fund (the “Fund”), a series of the Trust. As provided in a Plan of Reorganization approved by the Trust’s Board, on May 7, 2021, or such other date as the Trust’s Board may determine (the “Closing Date”), the Fund will transfer all of its assets to Alger 35 Fund (the “Acquiring Fund”), also a series of the Trust, in exchange solely for Class P shares (to be renamed, on the Closing Date, Class Z shares) of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, as described in this Prospectus/Information Statement (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund’s shares (or fractions thereof) for Fund shares held prior to the Reorganization. Each shareholder will receive for his or her Fund shares a number of Class Z shares (or fractions thereof) of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class Z shares as of the date of the Reorganization.

No vote of the shareholders of the Fund will be taken with respect to the matters described in this Prospectus/Information Statement. THE FUND IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUND.

This Prospectus/Information Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know. This Prospectus/Information Statement is being mailed on or about April 9, 2021 to the Fund’s shareholders.

A Statement of Additional Information (“SAI”) dated April 2, 2021, relating to this Prospectus/Information Statement, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Information Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by writing to the Acquiring Fund at Alger Family of Funds c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53212-2175 or by calling 1-800-992-3863.

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Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

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The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the accuracy or adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

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The Fund and the Acquiring Fund are open-end management investment companies advised by Fred Alger Management, LLC (“FAM”). The funds have the same investment objective and substantially identical investment management policies. Under normal circumstances, the Acquiring Fund and the Fund invest in a 35-stock portfolio and 25-stock portfolio, respectively, of equity securities of companies of any market capitalization that FAM believes are undergoing Positive Dynamic Change (as defined herein). The Acquiring Fund and the Fund are each a series of the Trust. The Trust is a Massachusetts business trust. A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Information Statement.

The Acquiring Fund’s and the Fund’s Prospectus dated March 1, 2021 accompanies this Prospectus/Information Statement and is incorporated herein by reference. For a free copy of the Acquiring Fund’s and the Fund’s Annual Report for their fiscal years ended October 31, 2020, please call 1-800-992-3863, visit www.alger.com or write to the Acquiring Fund and the Fund at Alger Family of Funds c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53212-2175.

As of January 31, 2021, 1,384,994 Class Z shares of the Fund were issued and outstanding (assuming the conversion of Class P-2 shares of the Fund into Class Z shares of the Fund had occurred on such date).

PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE FUND’S ASSETS TO THE ACQUIRING FUND

SUMMARY

Additional information is contained elsewhere in this Prospectus/Information Statement, the Acquiring Fund’s and the Fund’s Prospectus and the Plan of Reorganization (the “Plan”) attached to this Prospectus/Information Statement as Exhibit A.

Transaction. The Trust’s Board of Trustees (the “Board”), a majority of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund (“Independent Trustees”), has approved the Plan for the Fund and the Acquiring Fund. The Plan provides that, on May 7, 2021, or such other date as the Board may determine (the “Closing Date”), the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class P shares (to be renamed, on the Closing Date, Class Z shares) of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets, and the Acquiring Fund will assume the Fund’s stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Acquiring Fund’s shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Board concluded that the Reorganization is in the best interests of the Fund and the Acquiring Fund, and that the interests of each fund’s existing shareholders will not be diluted as a result of the transactions contemplated thereby. See “Reasons for the Reorganization.”

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a direct result of the Reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders who hold shares in taxable accounts. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund, subject to limitations, to utilize the Fund’s capital loss carryforwards, if any. As of October 31, 2020, the Fund’s fiscal year end, the Fund had no capital loss carryforwards. See “Information about the Reorganization—Federal Income Tax Consequences,” “—Capital Loss Carryforwards” and “—Sale of Portfolio Securities.”

Comparison of the Acquiring Fund and the Fund. The following discussion is primarily a summary of certain parts of the Acquiring Fund’s and the Fund’s Prospectus. Additional information is set forth in such Prospectus , which is incorporated herein by reference.

Goal and Approach. The Acquiring Fund and the Fund have the same investment objective and substantially identical investment management policies. Each fund seeks long-term capital appreciation. Each fund’s investment objective may be changed by the Board without shareholder approval. Each fund will provide its shareholders with at least 60 days’ prior notice of any change to its investment objective. Under normal circumstances, the Acquiring Fund and the Fund invest in a 35-stock portfolio and 25-stock portfolio, respectively, of equity securities of companies of any market capitalization that FAM believes are undergoing Positive Dynamic Change (as defined below). Equity securities include common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights.

FAM believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.

The Fund and the Acquiring Fund may invest in companies whose securities are traded on domestic or foreign exchanges.

Each fund invests a substantial portion of its assets in a smaller number of issuers. Generally the Fund will own approximately 25 holdings and the Acquiring Fund will own approximately 35 holdings. As a result, each fund is a non-diversified investment company, which means the performance results of any one position may have a greater impact on the fund’s performance. Fund holdings may occasionally differ from these numbers for a variety of reasons, including, among others, because of extreme market volatility, such as when the fund has entered a temporary defensive position. Additionally, a fund may temporarily exceed the stated number of holdings when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.

Each fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.

Each fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology and consumer discretionary sectors.

The Acquiring Fund and the Fund have the same fundamental investment restrictions.

Investment Risks. An investment in the Acquiring Fund, as well as the Fund, involves risks. A fund’s share price may go down, which means you could lose money. An investment in the Acquiring Fund, as well as the Fund, is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Given that the Acquiring Fund and the Fund have the same investment objective and substantially identical investment management policies, the risks associated with an investment in the Acquiring Fund and the Fund are substantially identical.

Principal Risks

Both the Acquiring Fund and the Fund are subject to the following principal risks:

•	Investment Risk. An investment in a fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•

Market Risk. Your investment in fund shares represents an indirect investment in the securities owned by a fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions, if applicable. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a fund and its investments. An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; significant disruptions to business operations, supply chains and customer activity; lower consumer demand for goods and services; significant job losses and increasing unemployment; event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in healthcare service preparation and delivery; prolonged quarantines; as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Although the Federal Reserve has taken a number of actions to mitigate the impact of COVID-19 on U.S. markets and institutions, including decreasing interest rates and implementing a variety of emergency stimulus measures, these actions may not succeed or have the intended effect. This crisis or other public health crises may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of this outbreak or any future outbreak in developing or emerging market countries may be greater due to less established health care systems. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could result in significant market volatility, exchange trading suspensions and closures, declines in financial markets, higher default rates and a substantial economic downturn or recession. Such impacts could impair the funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the funds’ service providers, adversely affect the value and liquidity of the funds’ investments and negatively impact the funds’ performance and your investment in the funds.

•

Equity Securities Risk. As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. Each fund’s price per share will fluctuate due to changes in the market prices of its investments. Because stock markets tend to move in cycles, stock prices overall may decline. A particular stock’s market value may decline as a result of general market conditions that are not related to the issuing company (e.g., adverse economic conditions or investor sentiment) or due to factors that affect the particular company (e.g., management performance or factors affecting the industry). Also, a fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

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Growth Stocks Risk. Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in a fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value. Expected growth may not be realized.

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Small Cap Securities Risk. There may be greater risk investing in small capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. The share prices of smaller companies tend to be more volatile than those of larger companies. In addition, it may be difficult or impossible to liquidate a security position at a time and price acceptable to a fund because of the potentially less frequent trading of stocks of smaller market capitalization.

•

Mid Cap Securities Risk. There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the fund because of the potentially less frequent trading of stocks of smaller market capitalization.

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Foreign Securities Risk. Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, lack of liquidity, potential for market manipulation, less developed or less efficient trading markets, limited access to reliable capital, lack of comprehensive company information, political instability, differing auditing, regulatory and legal standards and lack of accounting and financial reporting standards, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks. There may be less stringent government supervision and oversight of foreign markets than in the United States. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards.

Investment in foreign currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

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Non-Diversification Risk. Each fund is a non-diversified investment company. As such, each fund can invest in fewer individual companies than a diversified investment company. As a result, each fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio. This risk is magnified compared to a fund that invests more broadly.

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Small Number of Holdings Risk. Under normal circumstances, the Acquiring Fund and the Fund invest in a small number of issuers. Therefore, each fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings. At times, the performance of shares of particular companies will lag the performance of other sectors or the market as a whole. This risk is magnified when a fund has a small number of holdings. Generally, the more broadly a fund invests, the more it spreads its risks and potentially reduces the risk of loss and volatility. This risk could be greater for the Fund than the Acquiring Fund given the Fund’s smaller number of holdings than the Acquiring Fund.

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Sector Risk. Each fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make a fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly a fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

•

Technology Companies Risk – A fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. In addition, many technology related companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term.

•

Consumer Discretionary Sector Risk – The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

•

Portfolio Turnover (Active Trading) Risk. If a fund engages in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

•

Temporary Defensive Investments. In times of adverse or unstable market, economic or political conditions, a fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect a fund’s assets from a temporary, unacceptable risk of loss, rather than directly to promote the fund’s investment objective. A fund may also hold these types of securities in an amount up to 15% of net assets, pending the investment of proceeds from the sale of fund shares or portfolio securities or to meet anticipated redemptions of fund shares. A fund may not achieve its investment objective while in a temporary defensive position.

Other Risks of the Reorganization. In addition to the investment risks of investing in the Acquired Fund, an investment in the Acquiring Fund is subject to the following risks:

•

Past performance. Class Z shares of the Acquiring Fund (inception date March 29, 2018) had a better performance record than Class Z shares of the Fund (inception date December 28, 2017) for the one-year and since inception periods ended December 31, 2020. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future.

•

Tax consequences. The sale of securities in anticipation of the Reorganization may result in the realization of capital gains to the Fund that, to the extent not offset by capital losses, would be distributed to shareholders prior to the Closing Date, and those distributions would be taxable to shareholders who hold shares in taxable accounts. Management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $5,000, such cost to be borne by the Fund. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund, subject to limitations, to utilize the Fund’s capital loss carryforwards, if any.

•

Risk that efficiencies are not realized. By combining the Fund with the Acquiring Fund, management believes the Reorganization will enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting FAM to more efficiently manage the combined fund’s portfolio through various measures, including trade orders and executions, and also permitting the funds’ service providers—including FAM—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. However, these desired efficiencies may not ultimately be realized.

Sales Charges. Neither Class Z shares of the Acquiring Fund nor Class Z shares of the Fund are subject to any sales charges or exchange or redemption fees.

Fees and Expenses. Each fund has agreed to pay FAM an advisory fee at the annual rate of 0.45% of the value of the respective fund’s average daily net assets. Shareholders of each fund approved that advisory fee rate at special meetings of the shareholders of the Fund and the Acquiring Fund held on October 30, 2020 and December 18, 2020, respectively. As a result, with respect to the Acquiring Fund, solely for the Acquiring Fund’s current fiscal year ending October 31, 2021, the advisory fee paid by the Acquiring Fund to FAM is the lesser of (i) an annual rate of 0.45% of the value of the Acquiring Fund’s average daily net assets; and (ii) a fulcrum fee consisting of a base fee at an annual rate of 0.55% of the value of the Acquiring Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Acquiring Fund’s Class P-2 shares performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%. In effect, the Acquiring Fund will not pay an advisory fee for the current fiscal year in excess of an annual rate of 0.45% of the value of the Acquiring Fund’s average daily net assets, but may pay an advisory fee at an annual rate as low as 0.30% of the value of the Acquiring Fund’s average daily net assets as a result of a negative performance adjustment. For additional information regarding the fulcrum fee component of the Acquiring Fund’s advisory fee for the current fiscal year, please refer to Exhibit B.

The Acquiring Fund’s Class Z shares had the same total annual expense ratio as Class Z shares of the Fund (after, for Class Z shares of both funds, expense reimbursement arrangements), based on the expenses of each fund as of its most recent fiscal year end. As to the Fund and the Acquiring Fund, FAM has contractually agreed to limit the Other Expenses of the Fund and the Acquiring Fund so that such expenses never exceed 0.10% of average daily net assets of the fund’s Class Z Shares. This commitment is currently expected to remain in place for the life of the funds, can only be amended or terminated by agreement of the Board and FAM, and will terminate automatically in the event of termination of the

Investment Advisory Agreement. This expense reimbursement arrangement does not include dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses.

The fees and expenses set forth in the tables below for the Fund and the Acquiring Fund are as of October 31, 2020, and, for the Fund, are adjusted to reflect the conversion of Class P-2 shares of the Fund into Class Z shares of the Fund, effective March 1, 2021. The “Pro Forma After Reorganization” operating expenses information set forth below is based on the fees and expenses of each fund, as of October 31, 2020, as adjusted showing the effect of (1) the consummation of the Reorganization and (2) the conversion of Class P-2 shares of the Fund into Class Z shares of the Fund, effective March 1, 2021. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Fund Alger 25 Fund Class Z Shares	Acquiring Fund Alger 35 Fund Class Z Shares	Acquiring Fund Pro Forma After Reorganization Alger 35 Fund Class Z Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.45%[1]	.45%[2]	.45%[2]
Other Expenses	.83%	1.22%	.55%
Total Annual Fund Operating Expenses	1.28%	1.67%	1.00%
Fee Waiver and/or Expense Reimbursement[3]	(.73)%	(1.12)%	(.45)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.55%	.55%	.55%

[1]	Advisory fee has been restated to reflect current fees. The actual rate paid by the Fund as a percentage of average daily net assets for the year ended October 31, 2020 was 0.80%.

[2]

Advisory fee has been restated to reflect current fees. Through October 31, 2021, the advisory fee paid by the Acquiring Fund to FAM is the lesser of (i) an annual rate of 0.45% of the value of the Acquiring Fund’s average daily net assets; and (ii) a fulcrum fee consisting of a base fee at an annual rate of 0.55% of the value of the Acquiring Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Acquiring Fund’s Class P-2 shares performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%. Effective November 1, 2021, the advisory fee paid to FAM will be an annual rate of 0.45% of the Acquiring Fund’s average daily net assets. The actual rate paid by the Acquiring Fund as a percentage of average daily net assets for the year ended October 31, 2020 was 0.80%.

[3]

FAM has contractually agreed to limit the Other Expenses of the Fund and the Acquiring Fund so that such expenses never exceed 0.10% of average daily net assets of the fund’s Class Z Shares. This commitment is currently expected to remain in place for the life of the funds, can only be amended or terminated by agreement of the Board and FAM, and will terminate automatically in the event of termination of the Investment Advisory Agreement. This expense reimbursement arrangement does not include dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The example assumes that you invest $10,000 in the respective fund for the time periods indicated, that your investment has a 5% return each year, that there is no performance adjustment to the advisory fee of the Acquiring Fund (for the one year period, which is the only period during which a performance adjustment could be applicable), and that the respective fund’s operating expenses remain the same. The examples are based on net operating expenses, which reflect the contractual expense limitation agreed to by FAM. The “Pro Forma After Reorganization” example is based on the operating expenses of the funds, as of October 31, 2020, as adjusted showing the effect of the consummation of the Reorganization. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years

Fund Alger 25 Fund—Class Z Shares	$56	$176	$307	$689

Acquiring Fund Alger 35 Fund—Class Z Shares	$56	$176	$307	$689

Acquiring Fund Pro Forma After Reorganization Alger 35 Fund—Class Z Shares	$56	$176	$307	$689

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the Fund’s and the Acquiring Fund’s portfolio turnover rates were 58.64% and 121.74%, respectively, of the average value of the respective fund’s portfolio.

Past Performance. The following bar charts and the tables beneath them provide some indication of the risks of investing in the Acquiring Fund and the Fund by showing changes in the performance of each fund’s Class Z shares from year to year and by showing how each fund’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Prior to February 9, 2021, the Fund was managed by a different portfolio manager. Performance for the Fund prior to February 9, 2021 does not reflect the Fund’s current investment personnel. Effective March 1, 2021, Class P shares of the Fund were reclassified as Class Z shares. The reclassified Class Z shares have the same annual returns as the Class P shares because the Class Z shares are invested in the same portfolio of securities and have the same expenses as the Class P shares. Effective as of the Closing Date, Class P shares of the Acquiring Fund will be reclassified as Class Z shares. Each fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the funds’ website www.alger.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Acquiring Fund

Alger 35 Fund—Class Z Shares

Year-by-Year Total Returns as of 12/31 each year (%)

+30.56	+67.88

‘19	‘20

Best Quarter:	Q2 2020	+32.75%
Worst Quarter:	Q1 2020	-7.57%

Acquiring Fund

Alger 35 Fund

Average Annual Total Returns as of 12/31/20

	1 Year	Since Inception
Class Z (Inception 3/29/18)

Returns Before Taxes	67.88%	30.67%

Returns After Taxes on Distributions	60.33%	28.25%

Returns After Taxes on Distributions and Sale of Shares	42.74%	23.83%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	18.40%	15.83%

Fund

Alger 25 Fund—Class Z Shares

Year-by-Year Total Returns as of 12/31 each year (%)

-0.23	+33.56	+44.98

‘18	‘19	‘20

Best Quarter:	Q2 2020	+31.84%
Worst Quarter:	Q4 2018	-15.08%

Fund

Alger 25 Fund

Average Annual Total Returns as of 12/31/20

	1 Year	Since Inception

Class Z (Inception 12/28/17)

Returns Before Taxes	44.98%	24.26%

Returns After Taxes on Distributions	42.41%	23.33%

	1 Year	Since Inception

Class Z (Inception 12/28/17)

Returns After Taxes on Distributions and Sale of Shares	27.72%	19.13%

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	18.40%	13.94%

Investment Adviser. The investment adviser for Acquiring Fund and the Fund is Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010. FAM has been an investment adviser since 1964, and manages investments totaling (at December 31, 2020) approximately $42.0 billion. FAM is responsible for providing a continuous investment program for each fund, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of fund assets. FAM also arranges for transfer agency, custody and all other services necessary for each fund to operate. These advisory responsibilities are subject to the supervision of the Trust’s Board of Trustees. A discussion of the Trustees’ basis for approving the advisory contract with respect to each fund is available in the funds’ annual report to shareholders for their fiscal years ended October 31, 2020.

Portfolio Managers. Dan C. Chung is the portfolio manager primarily responsible for day-to-day management of the Acquiring Fund’s portfolio, a position he has held since the Acquiring Fund’s inception. Mr. Chung also is the portfolio manager primarily responsible for day-to-day management of the Fund’s portfolio, a position he has held since February 2021. Mr. Chung has been employed by the FAM since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006. Mr. Chung will manage the combined fund after the Reorganization.

Trustees. The Fund and the Acquiring Fund, as series of the Trust, have the same Trustees. Currently, five of the six Trustees are Independent Trustees.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.

Administrator. Pursuant to a separate Fund Administration Agreement, FAM also provides administrative services to each fund, including, but not limited to: providing office space, telephone, office equipment and supplies; paying compensation of the Trust’s officers for services rendered as such; authorizing expenditures and approving bills for payment on behalf of each fund; preparation of the periodic updating of the Trust’s Registration Statement, including the Prospectus and Statement of Additional Information, for the purpose of filings with the Commission and monitoring and maintaining the effectiveness of such filings, as appropriate; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of each fund’s investment portfolios and the publication of the net asset value of each fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to each fund, including the funds’ custodian, transfer agent, blue sky agent and printers; providing trading desk facilities for each fund; supervising compliance by each fund with recordkeeping and periodic reporting requirements under the 1940 Act; preparation of materials for meetings of the Trust’s Board of Trustees and preparation of minutes of such meetings; oversight of service providers who file claims for class action lawsuits with respect to securities in the funds; arranging for the funds the required fidelity bond and other insurance, if applicable; and providing executive, clerical and secretarial help needed to carry out these responsibilities. Each fund pays FAM an administrative fee at the annual rate of 0.0275% of the fund’s average daily net assets.

Pursuant to a separate Shareholder Administrative Services Agreement, FAM also supervises the funds’ transfer agent and provides certain shareholder administrative services to the funds. Each fund pays FAM a shareholder administrative services fee at the annual rate of 0.01% of net assets with respect to each class of its shares.

Other Service Providers. Fred Alger & Company, LLC (“FAC”), an affiliate of FAM, located at 360 Park Avenue South, New York, NY 10010, serves as distributor (i.e., principal underwriter) of the Fund’s and the Acquiring Fund’s shares pursuant to a distribution agreement between the Trust and FAC.

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s and the Acquiring Fund’s custodian.

UMB Fund Services, Inc. (“UMB”), located at 235 W. Galena Street, Milwaukee, Wisconsin 53212, serves as the Fund’s and the Acquiring Fund’s transfer agent.

Capitalization. The Fund has classified and issued one class of shares—Class Z shares of beneficial interest. The Acquiring Fund has classified and issued two classes of shares—Class Z shares and Class P-2 shares of beneficial interest. Fund shareholders will receive Class Z shares of the Acquiring Fund in the Reorganization. The following table sets forth, as of March 1, 2021, (1) the capitalization of the Fund’s Class Z shares, (2) the capitalization of the Acquiring Fund’s Class Z shares and (3) the pro forma capitalization of the Acquiring Fund’s Class Z shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Alger 25 Fund Class Z	Acquiring Fund Alger 35 Fund Class Z	Adjustments	Acquiring Fund Pro Forma After Reorganization Alger 35 Fund Class Z
Total net assets	$25,686,688	$17,874,908		$43,561,596
Net asset value per share	$18.53	$18.76		$18.76
Shares outstanding	1,386,316	952,845	(17,053)*	2,322,108

*	Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

As of March 1, 2021, the Fund’s total net assets (attributable to Class Z shares) and the Acquiring Fund’s total net assets (attributable to Class Z and Class P-2 shares) were $25,686,688 and $18,253,170, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. Both share classes of the Acquiring Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund are identical.

The value of one share is its “net asset value,” or “NAV”. The NAV for a fund is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Generally, the NYSE is closed on weekends and national holidays. Shares of a fund can be purchased on any day the NYSE is open. Orders will be processed at the NAV next calculated after the purchase request is received in good order by UMB or other agent appointed by FAC. See the funds’ Prospectus and Statement of Additional Information for a more detailed discussion of the funds’ purchase procedures.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are identical. Shares of a fund can be redeemed on any day the NYSE is open. Orders will be processed at the NAV next calculated after the redemption request is received in good order by UMB or other agent appointed by FAC. See the funds’ Prospectus and Statement of Additional Information for a more detailed discussion of the funds’ redemption procedures.

Under normal circumstances, each fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or by selling portfolio assets to generate cash. A fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

Each fund may pay all or a portion of a shareholder’s redemption proceeds in securities rather than cash (i.e., “redeem in kind”) if, for example, the redemption request is during stressed market conditions or the fund believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders. Securities will generally be selected on a pro rata basis pursuant to the funds’ procedures. A shareholder who receives a redemption in kind bears the market risk of the securities until they are converted into cash, in transactions conducted at the shareholder’s expense.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Each fund declares and pays dividends and distributions annually, and expects these payments to shareholders will consist primarily of capital gains, which may be taxable to shareholders at different rates depending upon how long the fund held the securities that it sold to create the gains (rather than the length of time a shareholder has held shares of the fund), and that they will also include net investment income, which is taxable as ordinary income. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See the funds’ Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See the funds’ Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.

REASONS FOR THE REORGANIZATION

Management of FAM reviewed the funds in the Alger Family of Funds to determine whether it would be appropriate and benefit shareholders to consolidate certain funds having similar investment objectives and investment management policies. As a result of the review, management recommended to the Trust’s Board that the Fund be reorganized into the Acquiring Fund. At a meeting of the Board, the Board considered and approved the proposed Reorganization. The Independent Trustees held a separate meeting prior to the meeting of the full Board to consider this matter. The Independent Trustees were advised on this matter by independent counsel to the Independent Trustees. The Board received written materials containing relevant information about the Acquiring Fund and the proposed Reorganization, including fee and expense information on an actual and pro forma basis, and comparative performance data of the Fund and the Acquiring Fund.

Based upon its evaluation of the relevant information presented to it, the Trust’s Board, including a majority of Independent Trustees, has determined, with respect to the Fund and the Acquiring Fund, that participation in the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively, and that the interests of existing shareholders of the Fund and the Acquiring Fund will not be diluted as a result of the Reorganization. In reaching this conclusion, the Trust’s Board considered that reorganizing the Fund into the Acquiring Fund, which also is managed by FAM and has the same investment objective and substantially identical investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue an identical investment objective in a combined fund with substantially identical investment management policies and that has the same or lower advisory fee and the same net expense ratio. In addition, Class Z shares of the Acquiring Fund (inception date March 29, 2018) had a better performance record than Class Z shares of the Fund (inception date December 28, 2017) for the one-year and since inception periods ended December 31, 2020.

The funds are of a similar size, with the Fund having slightly more assets than the Acquiring Fund (the Fund had approximately $22.4 million and the Acquiring Fund had approximately $14.3 million in net assets, as of October 31, 2020). Management believes that by combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and certain operational efficiencies. By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting FAM to more efficiently manage the combined fund’s portfolio through various measures, including trade orders and executions, and also permitting the funds’ service providers—including FAM—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. As a result, FAM recommended to the Trust’s Board that the Fund be reorganized into the Acquiring Fund.

The Trust’s Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. In addition, the Trust’s Board considered that the Reorganization will reduce the amount of fees and expenses FAM has contractually agreed to waive or reimburse.

In determining whether to approve the Reorganization, the Trust’s Board considered the following factors, among others: (1) the comparability of the Fund’s and the Acquiring Fund’s investment objective, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund, noting that such objectives, policies, restrictions, and services were the same or substantially identical; (2) the portfolio management of the funds; (3) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, noting that the terms and conditions were reasonable and that there would be no dilution of shareholder interests; (4) information regarding the fees and expenses, including the advisory fees and net and total annual expense ratios, of the Fund and the Acquiring Fund and the pro forma after Reorganization expense ratio of the Acquiring Fund, noting that after the Reorganization, the combined fund’s Class Z shares would have the same or lower advisory fee, and the same net expense ratio, as the Fund’s Class Z shares; (5) the comparative performance of the Fund and the Acquiring Fund, noting that the Class Z shares of the Acquiring Fund (inception date March 29, 2018) had a better performance record than Class Z shares of the Fund (inception date December 28, 2017) for the one-year and since inception periods ended December 31, 2020; (6) the relative asset size of each fund; (7) the expected tax consequences of the Reorganization, noting that the Reorganization will not be a taxable event for federal income tax purposes based on an opinion of counsel; and (8) the costs to be incurred in connection with the Reorganization, noting that the expenses relating to the Reorganization would be borne by FAM and/or its affiliates, and not the Fund or Acquiring Fund. The Board also noted that the Fund is expected to recognize capital gains as a result of the sale of portfolio securities in anticipation of the Reorganization, and such gains, to the extent not offset by capital losses, would be distributed to shareholders, and those distributions would be taxable to shareholders who hold shares in taxable accounts.

For the reasons described above, the Trust’s Board, a majority of which is comprised of Independent Trustees, approved the Reorganization for the funds.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Information Statement as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class P shares (to be renamed, on the Closing Date, Class Z shares) of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities on the Closing Date. The number of Class Z shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to Class Z shares of the Fund and the Acquiring Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the funds’ Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards). Any such distribution will be taxable to Fund shareholders who hold shares in taxable accounts.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its Class Z shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class Z shares received by it in the Reorganization in redemption of all outstanding shares of the Fund. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust.

Under applicable legal and regulatory requirements, none of the Fund’s shareholders will be entitled to exercise objecting shareholders’ appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees. Completion of the Reorganization is subject to certain conditions set forth in the Plan, such as the filing of all tax returns and reports by each of the Fund and Acquiring Fund as of the Closing Date, confirmation that there have been no material adverse changes in the Fund’s or the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business and that the Trust, on behalf of the Fund and the Acquiring Fund, has received an opinion of counsel that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The Trust’s Board may choose to waive any of the conditions in the Plan if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Fund or of the Acquiring Fund. As a result, it is not anticipated that the Board would waive the condition that it receive, on behalf of the Fund and the Acquiring Fund, an opinion of counsel regarding the tax-free nature of the Reorganization (see “Information About The Reorganization—Federal Income Tax Consequences”). The Plan also may be amended prior to the Reorganization by the Trust’s Board. The Fund will provide its shareholders with information describing any material amendment to the Plan. The Plan also may be terminated and abandoned by the Trust’s Board at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Trust’s Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, largely those for legal, accounting and printing and mailing expenses, are expected to be approximately $125,000, which will be borne by FAM and/or its affiliates. The Fund and the Acquiring Fund will not bear any costs directly associated with the Reorganization. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class Z shares, the Acquiring Fund’s assumption of the Fund’s stated liabilities, and the Fund’s distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Proskauer Rose LLP, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class Z shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities or upon the distribution of those Acquiring Fund Class Z shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class Z shares for Acquiring Fund Class Z shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class Z shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class Z shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating a Fund asset’s holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. As of October 31, 2020, the Fund’s fiscal year end, the Fund had no capital loss carryforwards and was in a capital gain position. As a result, the Fund would not lose any capital loss carryforwards as a result of the Reorganization.

Sale of Portfolio Securities. In connection with the Reorganization, management currently estimates that portfolio securities representing approximately 54% of the Fund’s net assets (approximately $14.1 million of the Fund’s net assets) may be sold by the Fund before consummation of the Reorganization, subject to any restrictions imposed by the Code. Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $5,000, such cost to be borne by the Fund. The amount of the Fund’s portfolio securities that may ultimately be sold by the Fund in connection with the Reorganization, as well as the related transaction costs associated with such sale, will be dependent upon market conditions and portfolio holdings at the time the Fund’s portfolio is repositioned and may be higher or lower than the amounts stated above. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund’s tax basis in such securities. Any capital gains recognized as a result of these sales on a net basis will be distributed to the Fund’s shareholders as capital gain dividends and/or ordinary dividends during or with respect to the Fund’s taxable year that ends on the Closing Date, and such distributions will be taxable to Fund shareholders. Based on the above assumptions, management currently estimates that the Fund would recognize approximately $4.2 million in capital gains (approximately $3.10 per share) as a result of the sale of such portfolio securities before consummation of the Reorganization. The Fund and the Acquiring Fund also may buy and sell securities in the normal course of their operations, the transaction costs of which would be borne by the respective fund. Any sales of portfolio securities by the funds will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Fund and the Acquiring Fund, each a series of the Trust, is incorporated by reference into this Prospectus/Information Statement from the Fund’s and the Acquiring Fund’s Prospectus and Statement of Additional Information, forming a part of the Trust’s Registration Statement on Form N-1A (File No.  033-04959). The Fund’s and the Acquiring Fund’s Prospectus and Statement of Additional Information, each dated March 1, 2021, are incorporated herein by reference to the definitive versions thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on March 5, 2021.

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund can be viewed on-line or downloaded from www.sec.gov or www.alger.com.

Ownership of Shares. To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of January 31, 2021, either of record or beneficially, 5% or more of the outstanding Class Z shares of the Fund (assuming the conversion of Class P-2 shares of the Fund into Class Z shares of the Fund had occurred on such date) and the outstanding Class Z shares of the Acquiring Fund, respectively, and the percentage of the combined fund’s shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Share Class
Name and Address	Before Reorganization Fund	Pro Forma After Reorganization Acquiring Fund

Fund—Class Z Shares

Alger Capital, LLC 185 Hudson Street, Suite 2310 Jersey City, New Jersey 07311	18.8%	49.6%

Brown Brothers Harriman & Co. FBO The Alger Portfolios, Alger Cap 140 Broadway New York, New York 10005	56.2%	32.7%

Daniel B. Sheridan and Ann C. Sheridan Ossining, New York 10562	10.2%	6.0%

Name and Address	Before Reorganization Acquiring Fund	Pro Forma After Reorganization Acquiring Fund

Acquiring Fund—Class Z Shares

Alger Capital, LLC 185 Hudson Street, Suite 2310 Jersey City, New Jersey 07311	92.8%	49.6%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the fund.

As of January 31, 2021, the Trustees and officers of the Trust, as a group, owned less than 1% of the Acquiring Fund’s outstanding shares.

EXHIBIT A

PLAN OF REORGANIZATION

PLAN OF REORGANIZATION dated as of February 11, 2021 (the “Plan”), adopted with respect to ALGER 25 FUND (the “Fund”) and ALGER 35 FUND (the “Acquiring Fund”), each a series of THE ALGER FUNDS (the “Trust”), a Massachusetts business trust.

This Plan is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s Class P shares (to be renamed, on the Closing Date hereinafter referred to, Class Z shares) of beneficial interest (“Acquiring Fund Shares”), and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

The Fund and the Acquiring Fund are each non-diversified series of the Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest.

Both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest and the Trust’s Board of Trustees (the “Board”) has determined that the Reorganization is in the best interests of each fund and that the interests of each fund’s existing shareholders will not be diluted as a result of the Reorganization.

1.	THE REORGANIZATION.

1.1      Subject to the terms and conditions contained herein, the Fund shall assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund shall, in exchange therefor, (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2      The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by Fred Alger Management, LLC (“FAM “), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Fund’s prior audited period (the “Assets”).

1.3      The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by FAM, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund’s prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4      Delivery of the Fund’s Assets shall be made on the Closing Date to Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, the Acquiring Fund’s and the Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5      The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6      As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund’s Class Z shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7      Ownership of Acquiring Fund Shares will be shown on the books of UMB Fund Services, Inc., the Acquiring Fund’s and the Fund’s transfer agent (the “Transfer Agent”). Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.8      Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9      Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the

“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund’s existence is terminated.

2.	VALUATION.

2.1      The value of the Fund’s Assets to be acquired, and the amount of the Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Trust Agreement”), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as the Board may determine.

2.2      The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Trust Agreement and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3      The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund’s net assets shall be determined by dividing the value of the net assets of the Class Z shares of the Fund, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4      All computations of value shall be made in accordance with the regular practices of the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1      The Closing Date shall be May 7, 2021, or such other date as the Board may determine. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010, or such other time and/or place, including by virtual means, as the Board may determine.

3.2      The Trust shall direct the Custodian to deliver at the Closing a certificate of an authorized officer stating that the Fund’s Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3      If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the Board may determine.

3.4      The Trust shall direct the Transfer Agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Trust shall direct the Transfer Agent to issue and deliver to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund’s account on the books of the Acquiring Fund.

3.5      At the Closing, each fund shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6      If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	CONDITIONS PRECEDENT.

4.1      The Trust’s obligation to implement this Plan on the Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a) The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Plan.

(b) The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and the Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the Trust’s adoption and performance of this Plan on its behalf will not result, in material violation of the Trust Agreement or the Trust’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Fund, is a party or by which the Fund is bound, nor will the Trust’s adoption and performance of this Plan on the Fund’s behalf result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Fund, is a party or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust’s knowledge threatened against the Fund or any of the Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Fund’s financial condition or the conduct of the Fund’s business. The Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or the Trust’s ability to consummate the transactions contemplated herein on the Fund’s behalf.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedules of Investments (indicating their fair value) of the Fund for each of the Fund’s fiscal periods or years ended October 31, 2018, 2019 and 2020 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since October 31, 2020, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(n) The Trust’s adoption and performance of this Plan on the Fund’s behalf will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust’s Board and this Plan will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The Registration Statement on Form N-14 and the Prospectus/Information Statement contained therein, as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2      The Trust’s obligation to implement this Plan on the Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a) The Acquiring Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Plan.

(b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the Trust’s adoption and performance of this Plan on its behalf will not result, in material violation of the Trust Agreement or the Trust’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund is bound, nor will the Trust’s adoption and performance of this Plan on the Acquiring Fund’s behalf result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated herein on the Acquiring Fund’s behalf.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedules of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund’s fiscal periods or years ended October 31, 2018, 2019 and 2020 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since October 31, 2020, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Acquiring Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Plan) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The Trust’s adoption and performance of this Plan on the Acquiring Fund’s behalf will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust’s Board and this Plan will constitute the valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Fund’s stated liabilities) will be issued in exchange for the Fund’s Assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1      The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2      Subject to the provisions of this Plan, the Trust will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.3      The Trust will prepare the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, which will include the Prospectus/Information Statement to be mailed to Fund shareholders.

5.4      The Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.5      The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.6      As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the Trust shall, at its option, not be required to consummate the transactions contemplated by this Plan.

6.1      On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

6.2      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that the Trust may waive any of such conditions.

6.3      The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.4      The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

6.5      The Trust, on behalf of the Fund and the Acquiring Fund, has received an opinion of Proskauer Rose LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(a) The transfer of all of the Fund’s Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund’s Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating a Fund Asset’s holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in separate letters addressed to counsel and the certificates delivered pursuant to this Plan.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting. Notwithstanding anything in this Plan to the contrary, the Board may not waive the condition set forth in this paragraph 6.5.

7.	TERMINATION AND AMENDMENT OF PLAN; EXPENSES.

7.1      This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

7.2      If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of the Fund, the Acquiring Fund, the Trustees or officers of the Trust or the shareholders of the Fund or the Acquiring Fund, as the case may be, in respect of this Plan, except as provided in paragraph 7.4.

7.3      The Board may amend, modify or supplement this Plan in any manner at any time prior to the Closing Date.

7.4      FAM has informed the Trust’s Board that all expenses directly incurred in connection with the Reorganization will be borne by FAM and/or its affiliates.

8.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Trust’s Board if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

9.	MISCELLANEOUS.

9.1      This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization and delivery of this Plan by the Trust, on behalf of the Fund and the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

9.2      This Plan shall bind and inure to the benefit of the Trust and its successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Trust and its successors and assigns, any rights or remedies under or by reason of this Plan.

9.3      It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees or officers of the Trust, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Trust Agreement, copies of which are on file at the Trust’s principal offices and at the office of the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

EXHIBIT B

ACQUIRING FUND FULCRUM FEE

The summary of the fulcrum fee payable by the Acquiring Fund set forth below is only applicable to the Acquiring Fund’s advisory fee for the current fiscal year. On December 18, 2020, the Acquiring Fund’s shareholders approved a proposal to amend the Investment Advisory Agreement between the Trust, on behalf of the Acquiring Fund, and FAM, to remove the fulcrum fee structure and implement an advisory fee rate of 0.45% of the value of the Acquiring Fund’s average daily net assets. As a result, the advisory fee paid by the Acquiring Fund to FAM for the Acquiring Fund’s current fiscal year is the lesser of (i) an annual rate of 0.45% of the value of the Acquiring Fund’s average daily net assets; and (ii) the fulcrum fee described below, consisting of a base fee at an annual rate of 0.55% of the value of the Acquiring Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Acquiring Fund’s Class P-2 shares performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%. In effect, the Acquiring Fund will not pay an advisory fee for the current fiscal year in excess of an annual rate of 0.45% of the value of the Acquiring Fund’s average daily net assets, but may pay an advisory fee at an annual rate as low as 0.30% of the value of the Acquiring Fund’s average daily net assets as a result of a negative performance adjustment.

Fulcrum Fee

The fulcrum fee for the Acquiring Fund (“Management Fee”) will be composed of a Base Fee (defined below) and a Performance Adjustment (defined below) to the Base Fee calculated for each Performance Period (defined below) based upon the investment performance of the class with the highest expenses, which is currently the Class P-2 shares (“Measuring Class”) in relation to the investment record of a securities index (“Index”) over the same performance period.

Base Fee. The base fee is calculated and accrued daily, at the annualized rate of 0.55% of the Acquiring Fund’s average daily net assets (“Base Fee”).

Performance Adjustment. FAM’s compensation is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Measuring Class exceeds, or is exceeded by, the performance of the S&P 500 Index plus 2.50% (250 basis points) (“Index Hurdle”) over the Performance Period (as defined below).

The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 0.001% (0.1 basis points) of the Acquiring Fund’s average daily net assets for each 0.01% (1 basis point) of absolute performance by which the performance of the Measuring Class exceeds or lags the performance of the Index Hurdle for the period from the beginning of the Performance Period through the prior business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.25% (25 basis points) of the Acquiring Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.50% percentage points (250 basis points) for the Performance Period.

For purposes of calculating the Performance Adjustment, the investment performance of the Measuring Class will be the sum of:

1.	the change in the Class’s net asset value (“NAV”) per share during the Performance Period; plus

2.	the value of the Class’s cash distributions per share accumulated to the end of the Performance Period; plus

3.

the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class’s NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

The investment record of the Index will be the sum of:

1.	the change in the level of the Index during the Performance Period; plus

2.

the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

Performance Period. The period over which performance is measured (“Performance Period”) is a 12-month period beginning on the first business day in the month of November through October 31 of the following year.

Payment of Fees. The Acquiring Fund will pay FAM, on a monthly basis, the minimum fee rate of 0.30% on an annualized basis (Base Fee minus the maximum Performance Adjustment) applied to the average daily net assets of the Acquiring Fund for the month. At the end of the Performance Period, the Acquiring Fund will pay FAM the total Management Fee for the Performance Period, less the amount of any minimum fees paid during the Performance Period.

Measuring Class. The Measuring Class of shares of the Acquiring Fund will be the class with the highest expense ratio for the Performance Period. If the Board determines that a different class of shares of the Acquiring Fund is the most appropriate for use in calculating the Performance Adjustment, the Board may change the class of shares used as the Measuring Class without shareholder approval, unless shareholder approval of such change is otherwise required by applicable law. If a different class of shares (the “Replacement Measuring Class”) is substituted in calculating the Performance Adjustment, the use of the Replacement Measuring Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as the Replacement Measuring Class was outstanding at the beginning of such period. If the Replacement Measuring Class of shares was not outstanding for all of the Performance Period, the Replacement Measuring Class may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the Replacement Measuring Class was outstanding, and any previous portion of the Performance Period will be calculated using the Measuring Class.

A Performance Adjustment will not be based on whether the absolute performance of the Class P-2 shares is positive or negative, but rather based on whether such performance exceeds or is exceeded by the performance of the Index Hurdle. The Acquiring Fund could pay a Performance Adjustment for positive relative performance even if the Class P-2 shares decrease in value, so long as the Acquiring Fund’s performance exceeds that of the Index Hurdle. It is possible that, if you buy shares of the Acquiring Fund after the beginning of a Performance Period, you will bear a share of a Performance Adjustment payable by the Acquiring Fund based on performance that preceded your purchase and from which you therefore did not benefit.

STATEMENT OF ADDITIONAL INFORMATION

April 2, 2021

Acquisition of the Assets of

ALGER 25 FUND

(A Series of The Alger Funds)

360 Park Avenue South

New York, New York 10010

By and in Exchange for

Class P Shares (to be renamed Class Z Shares) of

ALGER 35 FUND

(A Series of The Alger Funds)

360 Park Avenue South

New York, New York 10010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated April 2, 2021 relating specifically to the transfer of all of the assets and liabilities of Alger 25 Fund (the “Fund”), a series of The Alger Funds (the “Trust”), in exchange solely for Class P shares (to be renamed, on the Closing Date (as defined below), Class Z shares) of Alger 35 Fund (the “Acquiring Fund”), a series of the Trust. The transfer is expected to occur on or about May 7, 2021 (the “Closing Date”), pursuant to a Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Trust’s Statement of Additional Information dated March 1, 2021 (the “SAI”).

2.	The Annual Report for the Fund and the Acquiring Fund for their fiscal years ended October 31, 2020.

DOCUMENTS INCORPORATED BY REFERENCE

The SAI is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on March 5, 2021 (File No. 033-04959). The financial statements of the Acquiring Fund and the Fund (File No.  811-01355) are incorporated herein by reference to the Acquiring Fund’s and the Fund’s Annual Report for their fiscal years ended October 31, 2020, filed on December 31, 2020.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Fund and the Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, are included in “Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses” in the Prospectus/Information Statement.

The Reorganization will not result in a material change in the Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Fund modified to show the effects of such change is not required and is not included.

There are no material differences in accounting policies of the Fund as compared to those of the Acquiring Fund.